UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2024

Nuvation Bio Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39351	85-0862255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Broadway, Suite 1401

New York, NY 10036

(Address of principal executive offices)

(332) 208-6102

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	NUVB	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	NUVB.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 9, 2024, in connection with the Acquisition (as defined below), Nuvation Bio Inc. (the “Company”) entered into the amended and restated warrant agreement (the “Warrant Agreement”) with Continental Stock Transfer & Trust Company, as warrant agent, pursuant to which the Company issued the Consideration Warrants (as defined below) in registered form. The information contained in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2024 (the “March 25, 2024 Current Report”) is incorporated by reference into this Item 1.01.

The foregoing description of the Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the Warrant Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 9, 2024, the Company completed its previously announced acquisition (the “Acquisition”) of AnHeart Therapeutics, Ltd., an exempted company incorporated under the laws of the Cayman Islands (“AnHeart”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, AnHeart, Artemis Merger Sub I, Ltd., an exempted company incorporated under the laws of the Cayman Islands and a wholly owned subsidiary of the Company, and Artemis Merger Sub II, Ltd., an exempted company incorporated under the laws of the Cayman Islands and a wholly owned subsidiary of the Company. The information contained in Item 1.01 of the March 25, 2024 Current Report is incorporated by reference into this Item 2.01.

Pursuant to the terms of the Merger Agreement, at the effective time of the First Merger (as defined in the Merger Agreement) (the “First Effective Time”), the Company issued to AnHeart securityholders (i) approximately 27,646,255 shares of Class A Common Stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), (ii) 851,202 shares of Series A Non-Voting Convertible Preferred Stock of the Company, par value $0.0001 per share (the “Convertible Preferred Stock”), and (iii) warrants collectively exercisable for approximately 2,893,731 shares of Class A Common Stock at an exercise price of $11.50 per share (the “Consideration Warrants”). The Company also reserved an aggregate of approximately 15,943,933 shares of Class A Common Stock for issuance upon exercise of Assumed Options or settlement of Assumed RSUs (as such terms are defined below). The shares of Convertible Preferred Stock are automatically convertible into an aggregate of approximately 85,120,200 shares of Class A Common Stock upon the approval of such conversion by the Company’s stockholders in accordance with the rules of the New York Stock Exchange. The Consideration Warrants are restricted with respect to the exercise and transfer thereof until receipt of such stockholder approval and otherwise have terms identical to those of the Company’s outstanding publicly traded warrants.

At the First Effective Time, (i) each option to purchase shares of Ordinary Shares of AnHeart (an “AnHeart Option”) held by a Continuing Company Service Provider (as defined in the Merger Agreement), whether or not vested, was assumed and converted into an option to purchase Class A Common Stock (each such option, an “Assumed Option”), and (ii) each restricted stock unit reflecting the right to receive Ordinary Shares of AnHeart (an “AnHeart RSU”) held by a Continuing Company Service Provider (as defined in the Merger Agreement) was assumed and became a restricted stock unit with respect to a number of shares of Class A Common Stock (each such restricted stock unit, an “Assumed RSU”). Each Assumed Option and Assumed RSU is subject to the same terms and conditions (including vesting and exercise schedule) as were applicable to the corresponding AnHeart Option or AnHeart RSU immediately prior to the First Effective Time, subject to limited exceptions set forth in the Merger Agreement. Any other AnHeart Option and AnHeart RSU that remained unexercised and outstanding as of immediately prior to the First Effective Time was canceled without payment. From and after the Effective Time:

•

the number of shares of Class A Common Stock subject to each Assumed Option was determined by multiplying (A) the number of Ordinary Shares of AnHeart that are subject to such AnHeart Option immediately prior to the First Effective Time, by (B) the Equity Award Exchange Ratio and rounding down to the nearest whole number of shares;

•

the per-share exercise price for Class A Common Stock issuable upon exercise of each Assumed Option was determined by dividing (A) the per-share exercise price of each AnHeart Option, as in effect immediately prior to the First Effective Time, by (B) the Equity Award Exchange Ratio and rounding up to the nearest whole cent; and

•

the number of shares of Class A Common Stock subject to each Assumed RSU was determined by multiplying (A) the number of Ordinary Shares of AnHeart that are subject to such AnHeart RSU immediately prior to the First Effective Time, by (B) 1.7551 and rounding down to the nearest whole number of shares.

As of immediately following the consummation of the Acquisition, the securityholders of AnHeart immediately prior to the First Merger now own approximately one-third of Nuvation Bio’s capital stock (including shares issuable with respect to each of the Assumed Options and Assumed RSUs), and the securityholders of Nuvation Bio immediately prior to the First Merger now own approximately two-thirds of Nuvation Bio’s capital stock, in each case determined on a fully-diluted basis.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, the form of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The securities described herein were offered and sold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof and Regulation D thereunder. Each AnHeart shareholder that received shares of Class A Common Stock or Convertible Preferred Stock or Consideration Warrants in connection with the Merger represented that they are an “accredited investor,” as defined in Regulation D, and that they acquired the securities for investment only and not with a view toward, or for resale in connection with, the public sale or distribution thereof. The securities are not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor any of the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock or any other securities of the Company. The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

In accordance with the Merger Agreement, on April 9, 2024, effective upon the closing of the Acquisition, Dr. Junyuan (Jerry) Wang and Dr. Xiangmin (Min) Cui, Ph.D. were appointed as Class I and Class III directors, respectively, to the Company’s board of the directors (the “Board”). The term for Class III directors expires at this year’s annual meeting of the Company’s stockholders; the term for Class I directors expires at next year’s annual meeting of the Company’s stockholders.

Dr. Wang, age 51, co-founded AnHeart in 2018, where he has served as Chief Executive Officer since AnHeart’s formation and leads the in-license and development of taletrectinib and safusidenib. From June 2014 to September 2018, Dr. Wang was the Head of Global Biostatistics, EPI, and Medical Writing (GBEM) China at Merck Serono. Prior to that, from September 2011 to June 2014, he served as Director of Biostatistics at Bristol Myers Squibb. Prior to that, Dr. Wang served as Director of Biostatistics at Pfizer from October 2007 to September 2011. Prior to that, from January 2006 to October 2007, Dr. Wang served as Director of Biostatistics for The Medicines Company. Prior to that, he served as a senior biometrician at Merck and Co. Dr. Wang made key contributions to the successful NDAs of Bosulif and Eliquis, and the latter became a multi-billion blockbuster drug. He has extensive experience with global health authorities including FDA, EMA, PMDA, and NMPA. He also previously served in leadership roles for professional societies and on the programming committee of leading scientific conferences. Dr. Wang earned his B.S. in Mathematics from the University of Science and Technology of China and his Ph.D. in Statistics from Iowa State University.

Dr. Cui, age 55, founded Decheng Capital LLC in 2011, where he has served as Managing Director since the firm’s formation. Currently, Dr. Cui serves on the board of directors of Alpine Immune Sciences Inc., a publicly traded clinical stage biopharmaceutical company. Dr. Cui also currently serves on the board of directors of several privately held biotechnology and medical technology companies, including Accuragen, Inc., Nanjing Bioheng Biotech Co., Ltd., EpimAb Biotherapeutics, Inc., Harton, Inc., ImmPACT Bio USA, Inc., Mammoth Biosciences, Inc., Mirvie, Inc., Shape Therapeutics Inc. and VintaBio, Inc. Dr. Cui is also a member of the board of trustees at Western University of Health Sciences. Dr. Cui previously served on the board of directors of other biotechnology and medical technology companies, including ARMO BioSciences (acquired by Eli Lilly & Co), Cirina, Ltd. (acquired by GRAIL, Inc.), Cue Health Inc., GeneWEAVE Biosciences, Inc. (acquired by Roche Molecular Systems Inc.), GenturaDx Inc. (acquired by Luminex Corporation), GRAIL (acquired by Illumina, Inc.), Ion Torrent Systems Inc. (acquired by Life Technologies Corporation), Sino Medical-Device Technology Co., Ltd. and Velos Biopharma (acquired by Merck & Co.). From 2006 to 2011, Dr. Cui served as a principal at Bay City Capital, a venture capital firm. Prior to that, Dr. Cui served as Director of Strategic Investment for the Southern Research Institute, a not-for-profit organization concentrating on drug research and development. Prior to that, Dr. Cui co-founded Pan Pacific Pharmaceuticals, a U.S. biotech company, and Hucon Biopharmaceuticals, a PRC pharmaceutical company. He served as the Chief Scientific Officer and Executive Vice President of Pan Pacific Pharmaceuticals from 1998 to 2002 and Chief Executive Officer and President of Hucon Biopharmaceuticals from 2003 to 2005, respectively. Dr. Cui received his B.S. and M.S. in Molecular Biology from Peking University and his Ph.D. in Cancer Biology from Stanford University.

In connection with their appointment to the Board, each of Dr. Wang and Dr. Cui have entered into the Company’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10.8 to the Company’s registration statement on Form S-4/A filed with the SEC on January 19, 2021. Immediately prior to the First Effective Time, Dr. Wang and certain affiliates of Deching Capital LLC were AnHeart shareholders, and the information contained in Item 2.01 of the Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 9, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware in connection with the closing of the Acquisition. The description of the Certificate of Designation contained in Item 1.01 of the March 25, 2024 Current Report is incorporated by reference into this Item 5.03.

The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, the form of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired

The Company will file the financial statements required by this item in connection with the Acquisition by amendment to this Current Report on Form 8-K to be filed no later than 71 calendar days after the date by which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The Company will file the pro forma financial information required by this item in connection with the Acquisition by amendment to this Current Report on Form 8-K to be filed no later than 71 calendar days after the date by which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

2.1	Agreement and Plan of Merger and Reorganization, dated March 24, 2024, by and among Nuvation Bio Inc., AnHeart Therapeutics Ltd., Artemis Merger Sub I, Ltd. and Artemis Merger Sub II, Ltd. (incorporated by reference to Exhibit 2.1 to the Current Report on From 8-K of Nuvation Bio Inc. (File No. 001-39351) filed on March 25, 2024)*

3.1	Form of Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K of Nuvation Bio Inc. (File No. 001-39351) filed on March 25, 2024).

10.1	Amended and Restated Warrant Agreement, dated April 9, 2024, by and among Nuvation Bio Inc. and Continental Stock Transfer & Trust Company.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvation Bio Inc.

Date: April 10, 2024	By:	/s/ David Hung, M.D.
	Name: Title:	David Hung, M.D. Chief Executive Officer